Exhibit 99.2

O-I Earnings Presentation First Quarter 2009 April 29, 2009

Introduction Agenda Business discussion Financial review Business outlook Concluding remarks and Q&A Presenters Regulation G The information included in this presentation regarding earnings from continuing operations exclusive of items management considers not representative of ongoing operations does not conform to U.S. generally accepted accounting principles (GAAP). It should not be construed as an alternative to the reported results determined in accordance with GAAP. Management has included this non-GAAP information to assist in understanding the comparability of results of ongoing operations. Management uses this non-GAAP information principally for internal reporting, forecasting, budgeting and calculating bonus payments. Management believes that the excluded items are not reflective of ongoing operations, so the non-GAAP presentation allows the board of directors, management, investors and analysts to better understand the Company’s financial performance in relationship to core operating results and the business outlook. Forward Looking Statements This presentation contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Forward-looking statements reflect the Company’s current expectations and projections about future events at the time, and thus involve uncertainty and risk. It is possible the Company’s future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) foreign currency fluctuations relative to the U.S. dollar, (2) changes in capital availability or cost, including interest rate fluctuations, (3) the general political, economic and competitive conditions in markets and countries where the Company has operations, including disruptions in capital markets, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, and changes in the tax rates and laws, (4) consumer preferences for alternative forms of packaging, (5) fluctuation in raw material and labor costs, (6) availability of raw materials, (7) costs and availability of energy, (8) transportation costs, (9) the ability of the Company to raise selling prices commensurate with energy and other cost increases, (10) consolidation among competitors and customers, (11) the ability of the Company to integrate operations of acquired businesses and achieve expected synergies, (12) unanticipated expenditures with respect to environmental, safety and health laws, (13) the performance by customers of their obligations under purchase agreements, and (14) the timing and occurrence of events which are beyond the control of the Company, including events related to asbestos-related claims. It is not possible to foresee or identify all such factors. Any forward-looking statements in this presentation are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company’s results of operations and financial condition, the Company does not intend to update any particular forward-looking statements contained in the company’s presentation Al Stroucken, Chairman and CEO Ed White, SVP and CFO

Business Discussion Performing well in a challenging market 2nd highest 1Q earnings since 1991 IPO Balanced production with sharply lower shipments Strong price improvement offset moderating cost inflation Benefited from strategic footprint alignment initiative Strong financial flexibility Debt flat with year-end 2008 Significant liquidity Business outlook (1Q09 to 2Q09) Increased shipments Lower temporary production curtailments Moderating cost inflation Additional benefits from strategic footprint alignment initiative Adjusted net earnings per share 1 1 EPS from continuing operations exclusive of items management considers not representative of ongoing operations. A description of all items that management considers not representative of ongoing operations and a reconciliation of the GAAP to non-GAAP earnings and earnings per share can be found in the appendix to this presentation. $0.55 $0.45 $1.08 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 1Q09 4Q08 1Q08

Business Discussion: Regional Profits Challenging European marketplace impacts company earnings ($millions) Regional segment operating profit: 1Q09 vs. 1Q08 $44 $63 $60 $25 $53 $63 $69 $36 $148 $55 $74 $45 $0 $20 $40 $60 $80 $100 $120 $140 $160 Europe North America South America Asia Pacific 2009 Profits (as reported) 2009 Profits (at prior year currency exchange rates) 2008 Profits (as reported)

Financial Review: EPS Reconciliation Historically strong 1Q09 earnings / Earnings down YoY due to challenging market 1 EPS from continuing operations exclusive of items management considers not representative of ongoing operations. A description of all items that management considers not representative of ongoing operations and a reconciliation of the GAAP to non-GAAP earnings and earnings per share for first quarter 2009 and 2008 can be found in the appendix to this presentation. Historic first quarter earnings 1,2 Earnings reconciliation Adjusted net earnings (EPS) 1,2 2 Reported first quarter earnings per share (diluted) from continuing operations were: 2006: $0.14, 2007: $0.31, 2008: $1.02, 2009: $0.27 1Q 1.08 $ Sales volume (0.41) Price and product mix 0.53 Manufacturing and delivery (0.59) Operating expenses (0.01) Currency translation (0.13) Retained corporate costs and other (0.06) Net interest expense 0.07 Non-controlling interests 0.02 Effective tax rate 0.02 All other 0.03 Total reconciling items (0.53) 0.55 $ 1Q08 Adjusted net earnings (EPS) 1 1Q09 Adjusted net earnings (EPS) 1 $0.55 $1.08 $0.30 $0.14 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 2009 2008 2007 2006

Financial Review: Net Sales Reconciliation Strong price improvement despite volume and foreign currency headwinds $ Millions 1Q 09 1Q 08 Prior year segment sales 1,924 $ 1,667 $ Sales volume (296) (49) Price and product mix 121 119 Currency translation (246) 187 Total reconciling items (421) 257 Current year segment sales 1,503 1,924 Other sales 16 37 Current year net sales 1,519 $ 1,961 $

Financial Review: Segment Profit Reconciliation Higher prices and footprint savings dampen impact of short-term volume declines 1 The major components of 1Q09 manufacturing and delivery costs include approximately $100 million related to temporary production curtailments, $66 million in cost inflation and a $33 million benefit from the strategic footprint alignment initiative. 1 $ Millions 1Q 09 1Q 08 Prior year segment operating profit 322 $ 210 $ Sales volume (94) (12) Price and product mix 121 119 Manufacturing and delivery (133) (55) Operating expenses (3) 0 Currency translation (29) 35 All other 8 25 Total reconciling items (130) 112 Current year segment operating profit 192 $ 322 $

Financial Review: Costs Cost profile improving due to moderating inflation and strategic footprint initiative Full year cost inflation ($millions) Strategic footprint alignment initiative drives benefits from lower fixed costs YoY benefits ($millions) Range for expected cost inflation $0 $100 $200 $300 $400 2009 Estimate 2008 Actual $0 $10 $20 $30 $40 1Q08 2Q08 3Q08 4Q08 1Q09

Financial Review: Free Cash Flow1 Reconciliation FCF reflects reduced profit and change in working capital levels 2 ($millions) 1 Free Cash Flow equals cash provided by continuing operating activities less capital spending. 2 Other Operating Items is comprised of retained corporate costs, minority interest expense, current tax expense, net interest, other non-cash charges and changes in other non-current assets/liabilities. 1Q09 vs. 1Q08 (75) 6 48 (16) (1) 5 (130) (28) 41 ($180) ($160) ($140) ($120) ($100) ($80) ($60) ($40) ($20) $0 $20 FCF 1Q08 Segment Operating Profit Depreciation & Amortization Change in Working Capital Asbestos Related Payments CapEx Restructuring Payments Other Operating Items FCF 1Q09

Financial Review: Other Items Strong balance sheet / Opportunity to reduce Capex if challenging market continues Total debt Capital expenditures Balance Sheet $3.326 billion debt; flat with year-end 2008 2.2 Debt/EBITDA 1 ratio $642 million available under global revolving credit facility Capital Expenditures $46.6 million capital investments 1Q09, flat with prior year Opportunity to reduce full year 2009 capital expenditures $50-60 million if challenging market continues Restructuring Payments 1Q09 payments of $20.2 million, up YoY from $4.1 million Full year 2009 should approximate $120 million Pension Contributions 2009 estimate (all non-U.S. plans) is $75-$80 million 2010 estimate based on current asset valuations Modest increase over 2009 for non-U.S. plans No required contributions to U.S. plans 1 Total debt less cash divided by bank credit agreement EBITDA Capital Reduction Opportunity ($millions) ($millions) $4,028 $3,334 $3,326 $0 $1,000 $2,000 $3,000 $4,000 $5,000 1Q09 4Q08 1Q08 $120 $320 $362 $0 $100 $200 $300 $400 $500 2009 Estimate 2008 Actual Maintenance Growth/footprint

Business Outlook: 2Q09 2Q09 adjusted net earnings expected to be down year-over-year, but up from 1Q09 Factor Year-over-Year (2Q08 to 2Q09) Sequential (1Q09 to 2Q09) Sales Volume Temporary Production Curtailments Price/Mix Input Costs Footprint Savings Favorable / Unfavorable Impact on Profits 2Q09 Outlook

Concluding Remarks and Q&A

Appendix

Reconciliation of GAAP to non-GAAP Items Three months ended March 31 $ Millions, except per share amounts Earnings EPS Earnings EPS Net earnings attributable to the Company 45.1 $ 0.27 $ 178.1 $ 1.04 $ Less gain on sale of discontinued operations - - (4.1) (0.02) Earnings from continuing operations 45.1 0.27 174.0 1.02 • Charges for restructuring and asset impairment 47.7 0.28 9.7 0.06 92.8 $ $0.55 183.7 $ $1.08 168.5 170.5 2008 Items that management considers not representative of ongoing operations consistent with Segment Operating Profit Adjusted net earnings Diluted shares outstanding (millions) 2009

Calculation of Free Cash Flow 1 Free Cash flow equals cash provided by continuing operating activities less capital spending. $ Millions 2009 2008 Net earnings attributable to the Company 45.1 $ 178.1 $ Less: Gain on sale of discontinued operations - (4.1) Earnings from continuing operations 45.1 174.0 Non-cash charges: Depreciation and amortization 95.1 123.1 Restructuring and asset impairment 50.4 12.9 All other non-cash charges 43.3 19.1 Payments and other reconciling items: Asbestos-related payments (34.8) (40.2) Restructuring payments (20.2) (4.1) Change in components of working capital (173.7) (215.1) Change in non-current assets and liabilities (33.7) (18.8) Cash provided by continuing operating activities (28.5) 50.9 Additions to PP&E for continuing operations (46.6) (45.4) Free Cash Flow 1 (75.1) $ 5.5 $ Three months ended March 31

 Foreign Currency Exchange Rate Changes 1Average exchange rate for the quarter 1 2009 $ Millions except EPS 1Q 2Q 3Q 4Q Year 1Q Sales 187 $ 202 $ 82 $ (195) $ 276 $ (246) $ Segment Operating Profit 35 32 13 (24) 56 (29) Non-GAAP Segment EPS 0.14 0.14 0.06 (0.13) 0.25 (0.13) (Compared to prior year) 2008 FX Translation Impact on Sales, Segment Operating Profit and EPS AUD v USD 0.60 0.70 0.80 0.90 1.00 4Q 1Q 2Q 3Q 4Q 2007 2008 2009 EUR v USD 1.15 1.30 1.45 1.60 4Q 1Q 2Q 3Q 4Q 2007 2008 2009